SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2004 (July 30, 2004)

MARSH SUPERMARKETS, INC.

(Exact name of registrant as specified in its charter)

Indiana	000-01532	35-0918179

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

9800 Crosspoint Boulevard
Indianapolis, Indiana	46256-3350

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 594-2100

Not Applicable

(Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 30, 2004, Marsh Supermarkets, Inc. issued a press release announcing its first quarter earnings results, the text of which is set forth in Exhibit 99.1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH SUPERMARKETS, INC.
Date: August 2, 2004	By:	/s/ Douglas W. Dougherty
	Name:	Douglas W. Dougherty
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit
99.1	Press release dated July 30, 2004.